THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Singapore Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. Its primary investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities, and to a lesser degree, investment in equity securities issued by companies in ASEAN Group countries. The ASEAN Group currently is composed of Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam. The Fund's Investment Manager is DBS Asset Management (United States) Pte. Ltd. (the "Manager"), an indirectly wholly-owned subsidiary of The Development Bank of Singapore, Ltd. Daiwa SB Investments (Singapore) Ltd. provides the Manager with advice regarding investments.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges. The Fund's NYSE trading symbol is "SGF". Weekly comparative net asset value ("NAV") and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also in many other newspapers. The Fund's weekly NAV is also available by visiting www.daiwast.com or calling (800) 933-3440 or (201) 915-3020. Also, the Fund's website includes a monthly market review and a list of the Fund's top ten industries and holdings.

INQUIRIES

    Inquiries concerning your share account should be directed to EquiServe Trust Company, N.A. (the "Plan Agent") at the number noted below. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, NJ 07302-3051.

RESTRICTION ON BENEFICIAL OWNERSHIP BY SINGAPORE RESIDENTS

    The Fund expects to continue to qualify for a Singapore income tax exemption granted to non-Singapore resident investors with respect to certain types of income derived from Singapore sources. In order for the Fund to be treated as a non-Singapore resident, and therefore qualify for this exemption, not more than 5% of the Fund's issued share capital may be beneficially owned, directly or indirectly, by Singapore residents. For this reason, the Fund's Board of Directors has restricted, is currently prohibiting and in the future may prohibit, the transfer of the Fund's shares to residents of Singapore.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling (800) 426-5523 or by writing The Singapore Fund, Inc., c/o EquiServe Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

                                                                    May 22, 2003
DEAR SHAREHOLDERS:

    We are pleased to present the Semi-Annual Report of The Singapore Fund, Inc. (the "Fund") for the six months ended April 30, 2003.

PERFORMANCE REVIEW

                                                                  NOV'02           FEB'03           NOV'02
                                                                    TO               TO               TO
US$TERMS                                                          JAN'03          APRIL'03         APRIL'03
Singapore Fund                                                         -8.7%            -0.5%            -9.1%
Straits Times ("ST") Index                                            -10.2%            -2.9%           -12.9%
Relative to Benchmark Index                                            +1.6%            +2.4%            +3.7%

Source: Bloomberg

    Our portfolio performed relatively well for the half year under review, with a total out-performance of 370 basis points ("bps"). Value added from the first and second quarters were positive, with out-performance of 160 bps and 240 bps, respectively. The out-performance was due mainly to our heavy over-weight in under-researched small and mid-cap industrial stocks, and our selective approach toward the technology sector. In addition, we also saw strong stock selection effects from our conglomerate weightings.

MARKET REVIEW

    The Singapore market as measured by the ST Index started the year poorly, falling by 10.2% in the first quarter, followed by another 2.9% fall in the second quarter. For the six months under review, the market fell 12.9%.

    The Singapore market fell during the month of November 2002 on the back of disappointing economic news and renewed concerns over corporate earnings. The government revised down significantly Gross Domestic Product (GDP) growth expectations for 2002 to 2.0% from 2.5%, implying another quarter of contraction in the fourth quarter of 2002. This was largely due to prolonged weakness in the external economy, as illustrated by October 2002's non-oil domestic export growth, which slowed to +5.7% after a +16.9% jump in September 2002. In addition, domestic unemployment reached a 15-year high of 4.8%, adding to concerns about the overall economy.

    The Singapore market continued to fall in December 2002. The lack of any positive developments, coupled with continued concerns that economic recovery was likely to be more distant, resulted in the overall weakness in equity prices. Despite the improvement in the Producers Manufacturing Index in November, which reflected expansion in the manufacturing sector for the ninth straight month, investors remained generally cautious. Policy changes such as the government's decision to raise the Goods and Services Tax (GST) in two stages, and the announcement to extend the suspension of land sales to the second quarter of 2003 failed to lift overall investor sentiment.

    January 2003 was another poor month for the market. Economic news remained negative and continued to weigh down on overall investor sentiment. December 2002's non-oil domestic exports were significantly below market expectations, falling by 10% seasonally adjusted compared to the previous month. In addition, the

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
cautious economic outlook painted by the Monetary Authority of Singapore (MAS) suggesting that domestic unemployment could reach as high as 5.5% and that recovery is likely to be in the second half of this year provided yet further reasons for investors to shy away from equities.

    Most sectors faired poorly over the period, with the exception of selective transport and small-cap companies. Companies with strong operating cash flow that are able to deliver high dividend payments also performed well as investors remain generally defensive.

    The Singapore market drifted lower during the second quarter. The lack of positive economic drivers continued to dampen overall sentiment and selling pressure persisted for most of the quarter.

    Share prices were weak at the beginning of March and only started to rebound on news of a U.S.-led invasion on Iraq. Share prices across the board rebounded strongly from their lows as investors began to discount a quick and successful war, and looked forward to the prospect of economic recovery in the second half of the year. However, as the war progressed and developments indicating that a swift war might not be a foregone conclusion, equity prices began to correct again, leaving the ST Index almost unchanged for the month.

    The first outbreak of SARS (Severe Acute Respiratory Syndrome) began to grab media headlines at the start of April 2003 and resulted in a new wave of selling across domestic equities. The adverse impact of SARS on the economy resulted in several downgrades in economic growth estimates for the current year, from initial estimates of 2.0% to 2.5% to now 0% to 0.5%. Earnings projections in sectors such as transportation and consumer cyclicals were also significantly revised downward.

    Share prices remained volatile in April 2003, with the market reacting to the daily news on the spread of SARS. The market began to stabilize toward the end of the month, as investors grew more confident that the government had managed to contain the spread of SARS. Improving consumer sentiment toward the U.S. stock market also helped.

MARKET OUTLOOK & STRATEGY

    Market outlook should improve, as the spread of SARS appears to be under control. Global factors are also improving; for example, the military aspect of the war in Iraq has ended. In addition, oil prices are trending down and interest rates are expected to remain low. The picture for U.S. consumption has also improved, with positive implications for their Asian suppliers, including Singapore. Corporate information technology spending in the U.S. could also surprise given an arguably less clouded macro outlook.

    The broad based and sharp sell-off in equities on the back of SARS has presented several compelling opportunities. We have capitalized on these opportunities to increase the portfolio's holdings in selective companies with strong fundamentals. Many of these companies are now trading below replacement cost and we expect share prices to recover over the next six to nine months. In this respect, we have increased the Fund's weighting in the transportation, technology and industrial sectors.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

OVERWEIGHT         RATIONALE
Conglomerate       Strong prospects for corporate restructuring and special
                   dividends. Earnings from core businesses likely to surprise.
                   Valuations attractive on both PER and NAV discount measures.
Industrial         Strong earnings momentum. Valuations yet to reflect growth prospects.
Technology         Earnings should continue to show sequential improvement on the back of inventory rebuilding and market share gains.
                   Concerns relating to fund raising unfounded. Valuations fail to reflect stronger balance sheet and superior technology
                   road map.
Telecommunication  High earnings quality. Contribution from overseas operations key growth driver (now over 45% versus less than 10% two
                   years ago) not recognized by market. Compelling valuations.
NEUTRAL
Media              Improvements in page counts and potential asset sales
                   ignored by market. Prospects of special dividends over next three months should result in renewed interest towards the sector. Current valuations already discounted slowdown in
                   domestic advertising market.
Real Estate        Lack of growth drivers but valuations attractive.
                   Privatization could renew investor interest.
UNDERWEIGHT
Transport          Significant earnings risk due to SARS scare. Recovery
                   unlikely to be imminent.
Finance            No new catalysts for credit growth. Prospects from cost
                   savings already discounted. Valuations appear fair.

PORTFOLIO MANAGEMENT

    Mr. Roy Phua has been the Fund's portfolio manager since October 12, 2000. Mr. Phua is responsible for the day-to-day management of the Fund's portfolio. Mr. Phua joined DBS Asset Management Ltd., of which the Fund's Investment Manager, DBS Asset Management (United States) Pte. Ltd. is a wholly owned subsidiary, in July 2000. From 1995 to 2000, Mr. Phua worked at Rothschild Asset Management Pte. Ltd. Singapore as an analyst and portfolio manager.

    The Fund's management would like to thank you for your participation in The Singapore Fund, Inc. and would be pleased to hear from you.

Sincerely,

/s/ Ikou Mori

IKUO MORI
CHAIRMAN OF THE BOARD

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
APRIL 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

COMMON STOCKS--90.35%
--------------------------------------------------------------------------------


 SHARES                                                 VALUE
---------                                            -----------
SINGAPORE--90.35%
BANKS & FINANCIAL SERVICES--22.81%
  728,000  Oversea-Chinese Banking Corp. Ltd. .....  $ 3,875,394
1,442,712  United Overseas Bank Ltd. ..............    8,452,121
                                                     -----------
                                                      12,327,515
                                                     -----------
BUILDING MATERIALS--4.56%
3,650,000  Hong Leong Asia Ltd. ...................    2,467,328
                                                     -----------
COMMUNICATIONS--MEDIA--6.92%
  402,690  Singapore Press Holdings Ltd. ..........    3,742,894
                                                     -----------
ELECTRONIC COMPONENTS--5.53%
3,675,000  Chartered Semiconductor Manufacturing
            Ltd.+* ................................    1,428,431
  728,000  CSA Holdings Ltd.* .....................      393,691
  140,000  Venture Corp. Ltd. .....................    1,167,192
                                                     -----------
                                                       2,989,314
                                                     -----------
ENTERTAINMENT--3.28%
9,304,500  Star Cruises Ltd.* .....................    1,770,336
                                                     -----------
FOODS--2.86%
  343,100  Fraser & Neave Ltd. ....................    1,546,192
                                                     -----------
INDUSTRIAL--4.42%
2,650,000  Singapore Technologies Engineering
            Ltd.+ .................................    2,388,463
                                                     -----------
PROPERTY DEVELOPMENT--5.52%
  660,000  City Developments Ltd. .................    1,256,647
1,770,000  United Overseas Land Ltd. ..............    1,724,933
                                                     -----------
                                                       2,981,580
                                                     -----------


 SHARES                                                 VALUE
---------                                            -----------
REAL ESTATE--1.65%
1,970,000  Allgreen Properties Ltd. ...............  $   893,336
                                                     -----------
RECYCLING--4.27%
8,451,000  Citiraya Industries, Ltd. ..............    2,308,886
                                                     -----------
SECURITY SYSTEMS--1.48%
7,307,000  MultiVision Intelligent Surveillance
            Ltd.* .................................      802,650
                                                     -----------
SHIPYARDS--3.50%
  752,000  Keppel Corp. Ltd.+ .....................    1,889,319
                                                     -----------
TELECOMMUNICATIONS--8.58%
5,681,000  Singapore Telecommunications Ltd.+ .....    4,640,294
                                                     -----------
TRANSPORTATION--AIR--5.07%
  515,150  Singapore Airlines Ltd.+ ...............    2,742,321
                                                     -----------
TRANSPORTATION--MARINE--3.06%
2,404,000  Neptune Orient Lines Ltd.* .............    1,652,141
                                                     -----------
WATER TREATMENT SYSTEMS--6.84%
5,051,250  Hyflux Ltd. ............................    3,699,090
                                                     -----------
Total Common Stocks
  (Cost--$52,088,632) .............................   48,841,659
                                                     -----------
----------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK--0.09%
----------------------------------------------------------------
MALAYSIA--0.09%
GAMING--0.09%
   65,000  Berjaya Sports Toto Berhad+
            (Cost--$51,817) .......................       48,580
                                                     -----------

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
APRIL 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

TIME DEPOSITS--2.78%
--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT
  (000)                                                 VALUE
---------                                            -----------
U.S. DOLLAR TIME DEPOSITS--2.78%
   $ 289   Bank of New York, 0.10%, due 5/1/03 ....  $   288,635
   1,213   Citibank Singapore, 1.00%, due
            5/1/03 ................................    1,212,598
                                                     -----------
Total U.S. Dollar Time Deposits
  (Cost--$1,501,233) ..............................    1,501,233
                                                     -----------

Total Investments--93.22%
  (Cost--$53,641,682) .............................   50,391,472

Other assets less liabilities--6.78% ..............    3,662,857
                                                     -----------
NET ASSETS (Applicable to 9,205,304 shares of
  capital stock outstanding; equivalent to $5.87
  per share)--100.00% .............................  $54,054,329
                                                     ===========

------------------------

   +  Deemed to be an affiliated issuer.
   *  Non-income producing securities.

-------------------------------------------

TEN LARGEST COMMON STOCK
POSITIONS HELD
APRIL 30, 2003 (UNAUDITED)
-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----                                ----------
United Overseas Bank Ltd. .........    15.64%
Singapore Telecommunications
 Ltd. .............................     8.58
Oversea-Chinese Banking Corp.
 Ltd. .............................     7.17
Singapore Press Holdings Ltd. .....     6.92
Hyflux Ltd. .......................     6.84
Singapore Airlines Ltd. ...........     5.07
Hong Leong Asia Ltd. ..............     4.56
Singapore Technologies Engineering
  Ltd. ............................     4.42
Citiraya Industries, Ltd. .........     4.27
Keppel Corp. Ltd. .................     3.50

-------------------------------------------
TEN LARGEST COMMON STOCK
CLASSIFICATIONS HELD
APRIL 30, 2003 (UNAUDITED)
-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
--------                             ----------
Banks & Financial Services ........    22.81%
Telecommunications ................     8.58
Communications--Media .............     6.92
Water Treatment Systems ...........     6.84
Electronic Components .............     5.53
Property Development ..............     5.52
Transportation--Air ...............     5.07
Building Materials ................     4.56
Industrial ........................     4.42
Recycling .........................     4.27

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value:
    Unaffiliated securities (cost -- $39,892,596)...........    $37,302,644
    Affiliated securities (cost -- $13,730,294).............     13,088,828    $ 50,391,472
                                                                -----------
  Cash denominated in foreign currency (cost --
   $3,464,471)..............................................                      3,448,051
  Receivable for securities sold............................                        623,753
  Interest and dividends receivable.........................                         20,447
  Prepaid expenses..........................................                         22,449
                                                                               ------------
    Total assets............................................                     54,506,172
                                                                               ------------
LIABILITIES
  Payable for securities purchased..........................                        265,840
  Accrued expenses and other liabilities....................                        186,003
                                                                               ------------
    Total liabilities.......................................                        451,843
                                                                               ------------
NET ASSETS
  Capital stock, $0.01 par value per share; total
   100,000,000 shares authorized; 9,205,304 shares issued
   and outstanding..........................................                         92,053
  Paid-in capital in excess of par value....................                    106,414,347
  Accumulated net investment income.........................                        128,596
  Accumulated net realized loss on investments..............                    (49,331,419)
  Net unrealized depreciation on investments and other
   assets and liabilities denominated in foreign currency...                     (3,249,248)
                                                                               ------------
    Net assets applicable to shares outstanding.............                   $ 54,054,329
                                                                               ============
        NET ASSET VALUE PER SHARE...........................                   $       5.87
                                                                               ============

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends:
    Unaffiliated securities (net of withholding taxes of --
     $89,877)...............................................    $  432,578
    Affiliated securities (net of withholding taxes of --
     $48,185)...............................................       249,677    $   682,255
                                                                ----------
  Interest..................................................                        5,564
                                                                              -----------
    Total investment income.................................                      687,819
                                                                              -----------
EXPENSES:
  Investment management fee.................................                      216,980
  Investment advisory fee...................................                      106,906
  Administration fee........................................                       75,000
  Audit and tax services....................................                       38,680
  Custodian fees and expenses...............................                       29,881
  Legal fees and expenses...................................                       27,769
  Reports and notices to shareholders.......................                       23,803
  Osaka Securities Exchange fees and expenses...............                       23,150
  Insurance expense.........................................                       19,727
  Directors' fees and expenses..............................                       14,876
  Transfer agency fee and expenses..........................                       11,515
  Other.....................................................                       17,853
                                                                              -----------
    Total expenses..........................................                      606,140
                                                                              -----------
Net investment income before waivers........................                       81,679
    Waiver of:
    Management fee..........................................                      (27,161)
    Advisory fee............................................                      (27,161)
                                                                              -----------
Net investment income after waivers.........................                      136,001
                                                                              -----------
REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES AND
 FOREIGN CURRENCY TRANSACTIONS:
  Net realized (losses) on investments:
    Unaffiliated securities.................................      (550,979)
    Affiliated securities...................................       (64,510)      (615,489)
                                                                ----------
  Net realized foreign currency transaction gains...........                       70,789
  Net change in unrealized appreciation (depreciation) on
   investments in equity securities.........................                   (4,852,867)
  Net change in unrealized appreciation (depreciation) on
   and other assets and liabilities denominated in foreign
   currency.................................................                      (61,539)
                                                                              -----------
Net realized and unrealized losses from investment
 activities and foreign currency transactions...............                   (5,459,106)
                                                                              -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                  $(5,323,105)
                                                                              ===========

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                FOR THE SIX
                                                                  MONTHS
                                                                   ENDED       FOR THE YEAR
                                                                 APRIL 30,        ENDED
                                                                   2003        OCTOBER 31,
                                                                (UNAUDITED)        2002
                                                                -----------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income.....................................    $   136,001    $    141,931
  Net realized gain (loss) on:
    Investments.............................................       (615,489)       (335,594)
    Foreign currency transactions...........................         70,789        (153,724)
  Net change in unrealized appreciation (depreciation) on:
    Investments in equity securities........................     (4,852,867)      7,438,670
    Translation of short-term investments and other assets
     and liabilities denominated in foreign currency........        (61,539)         24,199
                                                                -----------    ------------
  Net increase (decrease) in net assets resulting from
   operations...............................................     (5,323,105)      7,115,482
                                                                -----------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................        (54,264)       (736,063)
                                                                -----------    ------------
FROM CAPITAL STOCK TRANSACTIONS:
  Sale of capital stock resulting from:
    Reinvestment of dividends...............................            966          21,400
                                                                -----------    ------------
  Net increase (decrease) in net assets.....................     (5,376,403)      6,400,819
NET ASSETS:
  Beginning of period.......................................     59,430,732      53,029,913
                                                                -----------    ------------
  End of period (including undistributed net investment
   income of $128,596 and $46,859, respectively)............    $54,054,329    $ 59,430,732
                                                                ===========    ============

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Singapore Fund, Inc. (the "Fund") was incorporated in Maryland on May 31, 1990 and commenced operations on July 31, 1990. It is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

    The following significant accounting policies are in conformity with generally accepted accounting principles in the Unites States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities which are listed on foreign stock exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the closing price quoted for such securities. However, if bid and asked quotations are available, such securities are valued at the mean between the last current bid and asked prices, rather than at such quoted closing price. Securities that are traded over-the-counter, if bid and asked price quotations are available, are valued at the mean between the current bid and asked prices, or, if such quotations are not available, are valued as determined in good faith by the Board of Directors (the "Board") of the Fund. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board may prescribe. Short-term investments having maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in the market price of securities.

    TAX STATUS--The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required. During the six months ended April 30, 2003, the Fund was subject to withholding tax, ranging from 10% to 24.5%, on certain income from its investments.

    The Fund continues to meet the conditions required to qualify for the exemption from Singapore income tax, available to non-Singapore residents who are beneficiaries of funds managed by approved fund managers, in respect of certain types of income. Accordingly, no provision for Singapore income tax is required.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis ("book/tax") differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

    FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of its assets denominated in a particular currency, subject to a maximum limitation of 20% of the value of its total assets committed to the consummation of such forward foreign currency contracts. In addition, the Fund will not take positions in foreign forward currency contracts where the settlement commitment exceeds the value of its assets denominated in the currency of the contract. If the Fund enters into forward foreign currency contracts, its custodian or subcustodian will maintain cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

INVESTMENT MANAGER AND INVESTMENT ADVISER

    The Fund has entered into an Investment Management Agreement (the "Management Agreement") with DBS Asset Management (United States) Pte. Ltd. (the "Manager"). Pursuant to the Management Agreement, the Manager makes investment management decisions relating to the Fund's assets. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.80% of the first
$50 million of the Fund's average weekly net assets and 0.66% of the Fund's average weekly net assets in excess of $50 million. Effective June 1, 2002 the Manager has agreed to reduce the fee to 0.70% of the first $50 million of the Fund's average weekly net assets and 0.575% of the Fund's average weekly net assets in excess of $50 million. In addition, as permitted by the Management Agreement, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the six months ended April 30, 2003, no such expenses were paid to the Manager.

    The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Daiwa SB Investments (Singapore) Limited (the "Adviser"), which provides general and specific investment advice to the

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
Manager with respect to the Fund's assets. The Fund pays the Adviser a monthly fee at an annual rate of 0.40% of the first $50 million of the Fund's average weekly net assets and 0.34% of the Fund's average weekly net assets in excess of $50 million. Effective June 1, 2002 the Adviser has agreed to reduce the fee to 0.30% of the first $50 million of the Fund's average weekly net assets and 0.255% of the Fund's average weekly net assets in excess of $50 million. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. During the six months ended April 30, 2003, no such expenses were paid to the Adviser.

    At April 30, 2003, the Fund owed to the Manager and the Adviser $30,756 and $13,211, for management and advisory fees, respectively.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    Daiwa Securities Trust Company ("DSTC") an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum fee of $150,000. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. During the six months ended
April 30, 2003, no such expenses were paid to the Administrator.

    DSTC also acts as custodian for the Fund's assets and appoints subcustodians for the Fund's assets held outside of the United States. DSTC has appointed The Development Bank of Singapore, Ltd. ("DBS Bank"), an affiliate of the Manager, to act as the subcustodian for all of the cash and securities of the Fund held in Singapore. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses related to the Fund. Such expenses include the fees and out-of-pocket expenses of each of the subcustodians. During the six months ended April 30, 2003, DSTC earned $7,252 and DBS Bank earned $19,351 from the Fund for their respective custodial services.

    At April 30, 2003, the Fund owed to DSTC $12,500 and $10,399 for administration and custodian fees, respectively. The latter amount includes fees and expenses payable to DBS Bank totaling $9,507.

    During the six months ended April 30, 2003, the Fund paid or accrued $27,769 for legal services, in connection with the Fund's on-going operations, to a law firm of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    For federal income tax purposes, the cost of securities owned at April 30, 2003 was $52,875,563, excluding $1,501,233 of short-term interest-bearing investments. At April 30, 2003, the net unrealized depreciation on investments, excluding short-term securities, of $3,985,324 was composed of gross appreciation of $3,406,727 for those investments having an excess of value over cost, and gross depreciation of $7,392,051 for those investments having an excess of cost over value. For the six months ended April 30, 2003, the total aggregate cost of purchases and net proceeds from sales of portfolio securities, excluding the short-term securities, were $22,243,989 and $21,950,112, respectively.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    At October 31, 2002, the Fund had a remaining capital loss carryover of $47,544,826, of which $15,210,895 expires in the year 2006, $14,066,604 expires in the year 2008, $16,509,415 expires in the year 2009 and $1,757,912 expires in the year 2010 available to offset future net capital gains.

CONCENTRATION OF RISK

    Investments in countries in which the Fund may invest may involve certain considerations and risks not typically associated with U.S. investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of the securities markets in which the Fund invests.

    At April 30, 2003, the Fund had 5,939,124 Singapore Dollars valued at $3,345,608 on deposit with a single financial institution.

CAPITAL STOCK

    There are 100,000,000 shares of $0.01 par value common stock authorized. During the six months ended April 30, 2003, 202 shares were issued as a result of the reinvestment of dividends paid to those shareholders electing to reinvest dividends. Of the 9,205,304 shares outstanding at April 30, 2003, Daiwa Securities America, Inc., an affiliate of the Adviser and DSTC, owned 14,558 shares.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each period is presented below:

                                                  FOR THE SIX
                                                    MONTHS
                                                     ENDED
                                                   APRIL 30,              FOR THE YEARS ENDED OCTOBER 31,
                                                     2003       ----------------------------------------------------
                                                  (UNAUDITED)     2002       2001       2000       1999       1998
                                                  -----------   --------   --------   --------   --------   --------
Net asset value, beginning of period...........    $ 6.46       $ 5.76     $ 8.12     $ 10.07    $ 7.09     $ 7.99
                                                    -------     -------    -------    -------    -------    -------
Net investment income (loss)...................      0.01         0.02       0.10        --  *    (0.04)      0.09
Net realized and unrealized gains (losses) on
 investments and foreign
 currency transactions.........................     (0.59)        0.76      (2.46)     (1.95)      3.13      (0.99)
                                                    -------     -------    -------    -------    -------    -------
Net increase (decrease) in net asset value
 resulting from operations.....................     (0.58)        0.78      (2.36)     (1.95)      3.09      (0.90)
                                                    -------     -------    -------    -------    -------    -------
Less: dividends and distributions to
 shareholders
  Net investment income........................     (0.01)       (0.08)       --         --         --         --
  Net realized gains on investments and foreign
   currency transactions.......................       --           --         --         --       (0.11)       --
                                                    -------     -------    -------    -------    -------    -------
Net asset value, end of period.................    $ 5.87       $ 6.46     $ 5.76     $ 8.12     $ 10.07    $ 7.09
                                                    =======     =======    =======    =======    =======    =======
Per share market value, end of period..........    $ 4.760      $ 5.000    $ 4.480    $ 6.375    $ 8.938    $ 6.375
                                                    =======     =======    =======    =======    =======    =======
Total investment return:
  Based on market price at beginning and end of
   period, assuming reinvestment
   of dividends................................     (4.68) %     13.39 %   (29.73)%   (28.68)%    42.44 %   (27.14)%
  Based on net asset value at beginning and end
   of period, assuming reinvestment
   of dividends................................     (9.02) %     13.94 %   (29.06)%   (19.36)%    44.30 %   (11.26)%
Ratios and supplemental data:
  Net assets, end of period (in millions)......   $ 54.1        $ 59.4     $ 53.0     $ 74.7     $ 92.6     $ 65.2
  Ratios to average net assets of:
    Expenses, including waiver of Management
     and Advisory fee applicable to net
     investment income.........................      2.01  %**    2.12 %     2.15 %     1.93 %     1.97 %     2.23 %
    Expenses, excluding waiver of Management
     and Advisory fee applicable to net
     investment income.........................      2.21  %**    2.20 %      --         --         --         --
    Net investment income (loss)...............      0.50  %**    0.23 %     1.47 %     0.04 %    (0.42)%     1.38 %
Portfolio turnover.............................     43.38  %    103.33 %   152.18 %   155.83 %   201.76 %   208.56 %

---------------------------------------------------------------------------
  *  Represents less than 0.005 per share.
 **  Annualized.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
RESULTS OF ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

    On June 2, 2003, the Annual Meeting of Stockholders of The Singapore Fund, Inc. (the "Fund") was held and the following matter was voted upon and passed.

    Election of two Class III Directors to the Board of Directors of the Fund to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2006.

                                         NUMBER OF SHARES/VOTES               PROXY AUTHORITY
CLASS III                                      VOTED FOR                         WITHHELD
---------------------------------------              ----------                       --------
Austin C. Dowling......................               6,626,677                        166,843
Ikuo Mori..............................               6,029,828                        763,692

    In addition to the two Directors re-elected at the Meeting, Martin J. Gruber, David G. Harmer and Oren G. Shaffer were the other members of the Board who continued to serve as Directors of the Fund.
----------------------------------------------------------------------
AN IMPORTANT NOTICE CONCERNING OUR PRIVACY POLICY
--------------------------------------------------------------------------------

    This Privacy Notice describes the types of non-public information we collect about you, the ways we safeguard the confidentiality of this information and when this information may be shared with others. In this Privacy Notice, the terms "we," "our" and "us" refer to the Fund. The term "you" in this Privacy Notice refers broadly to all of our individual stockholders (including prospective and former individual stockholders).

    In order to provide you with services, we collect certain non-public information about you. We obtain this personal information from the following sources:

    - Applications and other forms you submit to us.

    - Dealings and transactions with us or others.

    We do not disclose any non-public personal information about you to anyone, except as permitted by law. For instance, so that we may effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose.

    We maintain physical, electronic and procedural security measures that comply with federal standards to safeguard your non-public personal information. Access to such information is restricted to those agents of the Fund who are trained in the proper handling of client information and who need to know that information in order to provide services to stockholders.

----------------------------------------
BOARD OF DIRECTORS
Ikuo Mori, CHAIRMAN
Austin C. Dowling
Martin J. Gruber
David G. Harmer
Oren G. Shaffer
--------------------------------------------
OFFICERS

John J. O'Keefe
VICE PRESIDENT AND TREASURER
Judy Runrun T. Kushner
SECRETARY
Laurence E. Cranch
ASSISTANT SECRETARY
--------------------------------------------
ADDRESS OF THE FUND

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, NJ 07302-3051
--------------------------------------------
INVESTMENT MANAGER
DBS Asset Management (United States) Pte. Ltd.

INVESTMENT ADVISER
Daiwa SB Investments (Singapore) Ltd.

ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR
EquiServe Trust Company, N.A.

LEGAL COUNSEL
Clifford Chance US LLP

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
--------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

                                      THE
                                   SINGAPORE
                                   FUND, INC.

                                     [LOGO]

                               Semi-Annual Report
                                 April 30, 2003